2007 Earnings & Cash Flow
Estimates
2007 Earnings & Cash Flow
Estimates
December 13, 2006
8 a.m. ET / 7 a.m. CT
Investor & Public
Relations:
Norelle Lundy, Vice President Hillarie
Forister,
Senior Analyst (713) 507-6466 ir@dynegy.com
Filed by Dynegy Acquisition, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended
Subject Company: Dynegy Inc.
Commission File No: 001-15659
Exhibit 99.2

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-
looking statements.” You can identify these statements, including those relating to Dynegy’s 2007 financial estimates, by the fact that they do not relate strictly to historical or current facts.  Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2005 Form 10-K, as amended, and first, second and third quarter
2006 Form 10-Qs for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally.
Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
In connection with the LS Power transaction announced on September 15, 2006, Dynegy has filed a proxy statement/prospectus with the SEC.  INVESTORS AND
SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS REGARDING THE PROPOSED
TRANSACTION.  THEY CONTAIN IMPORTANT INFORMATION ABOUT DYNEGY, LS POWER, THE NEW COMPANY AND THE PROPOSED TRANSACTION.
Investors and security holders may obtain a copy of the proxy statement/prospectus and other documents containing information about Dynegy and LS Power, free of charge, at the SEC’s web site at www.sec.gov and at Dynegy’s web site at www.dynegy.com.  Copies of the proxy statement/prospectus may also be obtained by writing Dynegy Inc. Investor Relations, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002 or by calling 713-507-6466.
Dynegy, LS Power and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders with respect to the proposed transaction.  Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006.  Additional information regarding the interests of such potential participants is included in the proxy statement/prospectus and other relevant documents filed with the SEC.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA,” “free cash flow” and “free cash flow per share” in these materials.
EBITDA is a non-GAAP financial measure.  Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less
Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA.  Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure.  Free cash flow can be reconciled to operating cash flow using the following calculation:  Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow.  We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations.  Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.
Free cash flow per share is also a non-GAAP financial measure.  Free cash flow per share can be reconciled to operating cash flow using the following calculation:  Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow, and free cash flow divided by the weighted-average number of shares of common stock outstanding during the period equals free cash flow per share.  We use free cash flow per share to determine whether the cash generating ability of our operating asset-based energy business has improved period over period, relative to our capital expenditure obligations.  Free cash flow per share should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as an amount that is available for the direct benefit of our shareholders.

AGENDA
AGENDA
Bruce Williamson
LS Power Combination Overview
New Dynegy’s Business Structure and Key Financial Metrics
Key Benefits: Accretion, Stability and Growth
Combination Goals and Objectives
Holli Nichols
2007 Business Segment Outlook, Value Drivers and Assumptions
2007 Cash Flow and Earnings Estimates
Total Company Earnings Sensitivity
Bruce Williamson
Value Proposition
Management Team
Q&A

LS POWER COMBINATION OVERVIEW
LS POWER COMBINATION OVERVIEW
ACCRETION
Significant accretion
to 2007 free cash
flow metrics
compared to Dynegy
stand-alone
GROWTH
Consolidation benefits
Development joint
venture
STABILITY
Greater stability
through diversity of
geography, fuel,
dispatch and sales
strategy
Diversification with Significant Scale and Scope in Key Regions
Diversification with Significant Scale and Scope in Key Regions
Dynegy baseload coal:
Strong cash flow
+
Dynegy peaking:
Significant leverage in market recovery
Dynegy baseload coal:
Strong cash flow
+
Dynegy peaking:
Significant leverage in market recovery
LS Power intermediate
combined cycle gas:
Contracted cash flow with
market recovery upside
LS Power intermediate
combined cycle gas:
Contracted cash flow with
market recovery upside

NEW DYNEGY’S BUSINESS STRUCTURE
AND KEY FINANCIAL METRICS
NEW DYNEGY’S BUSINESS STRUCTURE
AND KEY FINANCIAL METRICS
Baseload coal,
combined cycle gas
and gas-fired peakers
MISO and PJM
Baseload coal,
combined cycle gas
and dual-fuel
NYISO and ISO-NE
Midwest
9,495 MW
West
6,689 MW
Northeast
3,809 MW
Other
Combined cycle gas
and gas-fired peakers
West (CAISO, Meade,
Palo Verde) and
ERCOT
G&A
Development portfolio
CRM
Note: All indicated 2007 estimates include results of the combined enterprise after an assumed closing of the LS Power transaction expected at the end of 1Q 2007. The LS Power transaction remains subject to certain regulatory and shareholder approvals, the receipt of which cannot be guaranteed.
2007E OCF: $600-700 MM
2007E FCF: $415-515 MM
2007E EBITDA Mid-Point: ~$1.1 B
2007E Net Income: $190-255 MM
2007E EBITDA of
$745-795 MM
2007E EBITDA of
$215-235 MM
2007E EBITDA of
$175-205 MM
2007E EBITDA of
($115-105) MM
Cash Flow Measures
Earnings Measures

ACCRETION: INCREASED FREE CASH FLOW
ACCRETION: INCREASED FREE CASH FLOW
Dynegy-LS Power combination is accretive to 2007 free cash flow metrics
(1) Based on full-year estimates for existing Dynegy assets and 9 months of estimates for LS Power assets beginning 4/01/07.
(2) Excludes free cash flow of $200 MM related to proceeds from potential Dynegy asset sales and $145 MM of LS Power cash consideration and transaction costs included in estimates as presented 12/13/06.
(3) Calculated based on 500 MM shares outstanding for Dynegy stand-alone and 755 MM weighted-average shares outstanding for New Dynegy.
(4) Full-year LS Power EBITDA estimates of $305-365 MM differ from previous full-year EBITDA estimates of $360-$400 MM as presented 9/15/06 primarily due to accounting treatment of financial contracts.
EBITDA
(1)
Free Cash
Flow
(1)(2)
Free Cash Flow
Per Share
(2)(3)
Dynegy Stand-Alone
New Dynegy
$770-
830 MM
$770-
830 MM
$250-
300 MM
$250-
300 MM
$180-
230 MM
$180-
230 MM
$180-
230 MM
$180-
230 MM
$0.48-
0.61
$0.48-
0.61
$0.36-
0.46
$0.36-
0.46
LS Power
Free Cash Flow
Accretion
Free Cash Flow
Accretion
9 Months
1Q 2007
$250-300 MM
$55 - 65 MM
$305-365 MM
(4)
FY 2007E
LS Power

Combined portfolio is much less sensitive to commodity price changes
New Dynegy expects to enter 2007 with approximately 50% of its estimated gross margin
(3)
contracted under forward sales commitments, which include:
Dynegy will actively manage forward sales commitments in response to market conditions
GREATER STABILITY FOR INVESTORS
GREATER STABILITY FOR INVESTORS
(1) Percentage change for Dynegy calculated based on Generation EBITDA estimates of a range of $475-505 MM as presented 11/08/06.
(2) Percentage change for New Dynegy calculated based on Generation EBITDA estimates of a range of $1,135-1,235 MM as presented 12/13/06.
(3) Gross margin equals revenues less fuel and emission costs.
Dynegy
(1)
New Dynegy
(2)
Given +/- $1.00 MMBtu Gas
+/- ~10% EBITDA
+/- ~4% EBITDA
Generation EBITDA Sensitivity
Illinois auction sales (up to 1,400 MW)
RMR contracts (approximately 1,400 MW in CA and CT)
Tolling arrangements (approximately 3,000 MW in AZ, CA, and IL)
Bilateral agreements for capacity and energy sales
Financial forward sales contracts (including approximately 2,350 MW related to the LS assets)

GROWTH THROUGH CONSOLIDATION
BENEFITS FOR INVESTORS
GROWTH THROUGH CONSOLIDATION
BENEFITS FOR INVESTORS
Greater scale and scope without proportionate increase in costs
Greater scale and scope without proportionate increase in costs
New Dynegy’s competitive position enhanced
through more assets under management
(1) Excludes $55 MM pre-tax legal and settlement charges recorded in G&A.
(2) Based on full-year estimates for Dynegy and 9 months of estimates for LS Power beginning 4/01/07, including certain acquisition-related expenditures.
0
5,000
10,000
15,000
20,000
25,000
Megawatts
Estimated G&A ($ in MM)
2007 2006
$140
(1)
$160
(2)
11,688
19,993
Megawatts increase 71%,
while G&A up only 14%
Megawatts increase 71%,
while G&A up only 14%

GROWTH THROUGH DEVELOPMENT
JOINT VENTURE: AN UPDATE
GROWTH THROUGH DEVELOPMENT
JOINT VENTURE: AN UPDATE
Plum Point (Arkansas) currently under construction
30-year power purchase agreements for an additional 120 MWs (1) signed since Dynegy-
LS Power combination announcement have realized additional value
Refinancing proposals and monetization of gas puts could result in lower financing cost and reduced equity requirement
Long Leaf (Georgia) received draft air and waste water permits
South Bay (California) application pending before California Energy Commission
Progress continues on other development projects
to grow and capture value for investors
(1) Represents amounts contracted through Plum Point Energy Associates.

COMBINATION GOALS AND OBJECTIVES
COMBINATION GOALS AND OBJECTIVES
1.
Integration of accounting, IT, HR, O&M, fuel, dispatch and other key systems on
Dynegy platform. Goal is to be “Day 1”
Ready.
Preliminary proxy statement/prospectus filed with SEC on December 8, 2006
Hart-Scott-Rodino waiting period expired on November 27, 2006
FERC filings submitted with no protests received; approval expected in coming weeks
Affirmative vote required from the holders of at least 2/3 of Dynegy’s Class A shares
2.
Review of “right-hand” side of balance sheet.  Goal is to:
Enhance flexibility and minimize costs
Protect credit ratings
3.
Focus on “left-hand” side of balance sheet.  Goal is to monetize selected assets based on:
Geographic location and commercial fit
Opportunistic monetization tied to value
Building a foundation for future growth
and future consolidation
#
#
#

Holli Nichols EVP & CFO Holli Nichols EVP & CFO

$0
$25
$50
$75
J F M A M J J A S O N D
2006A/F:  $52.75
MIDWEST GENERATION: 2007
MIDWEST GENERATION: 2007
($/MWh) 2006 Actual/Forward as of 11/01/06 (1) 2007 Forward as of 11/01/06 (2)
$0
$25
$50
$75
J F M A M J J A S O N D
NI Hub/ComEd
2007F:  $58.04
Cinergy
2006A/F:  $51.66
2007F:  $59.04
(1) Pricing as of 11/01/06.  Prices reflect actual day ahead on-peak settlement prices for Jan.-Oct. and quoted forward on-peak monthly prices for Nov.-Dec. 2006.
(2) Pricing as of 11/01/06, which was the basis for estimates as presented 12/13/06. Prices reflect quoted forward on-peak monthly prices for 2007.
2007E sales volumes of 26-27 MM MWh
EBITDA of $745-795 MM includes Illinois auction,
bilateral and tolling agreements and financial
forward sales contracts
Primary market drivers include:
MISO – Outright power price for uncontracted
baseload volumes, and spark spread for gas-fired
peaking units
PJM – Spark spread for uncontracted gas-fired
combined cycle units
Long-term PRB coal and rail contracts
Baldwin 2007E delivered price approximately
$1.35/MMBtu
Approximately 97% of coal requirements contracted
through 2010, with 98% contracted at a fixed price
through 2008, a portion of which is subject to
arbitration
100% rail contracted through 2013
In-market availability assumed to be 90%

NORTHEAST GENERATION: 2007
NORTHEAST GENERATION: 2007
2007E sales volumes of 10-11 MM MWh
EBITDA of $175-205 MM includes RMR contracts,
bilateral capacity agreements and financial
forward sales contracts
EBITDA includes approximately $50 MM of Central
Hudson lease expense, which is classified as
operating expense;  cash flow includes cash
payments of $108 MM in 2007
Operating income from ConEd contract reflects
approximately $50 MM net earnings; however, cash
flow includes cash receipt of approximately $100 MM
Primary market drivers include:
NYISO – Spark spread for uncontracted combined
cycle gas and fuel oil units, and outright power price
for uncontracted baseload coal volumes
ISO-NE – Spark spread for uncontracted combined
cycle gas units
Fuel supply
2007E South American coal delivered price
~$2.90/MMBtu
100% coal supply contracted at fixed price through
2007, with diversified suppliers and load ports
2007E fuel oil delivered price ~$8.85/MMBtu
In-market availability assumed to be 90%
$0
$35
$70
$105
J F M A M J J A S O N D
$0
$40
$80
$120
J F M A M J J A S O N D
New York Zone G
Mass Hub
2006A/F:  $75.83
2007F:  $88.75
2006A/F:  $70.26
2007F:  $85.60
($/MWh) 2006 Actual/Forward as of 11/01/06 (1) 2007 Forward as of 11/01/06 (2)
(1) Pricing as of 11/01/06.  Prices reflect actual day ahead on-peak settlement prices for Jan.-Oct. and quoted forward on-peak monthly prices for Nov.-Dec. 2006.
(2) Pricing as of 11/01/06, which was the basis for estimates as presented 12/13/06. Prices reflect quoted forward on-peak monthly prices for 2007.

WEST GENERATION: 2007
WEST GENERATION: 2007
2007E sales volumes of 15-16 MM MWh
EBITDA of $215-235 MM includes RMR and steam
contracts, tolling agreements and financial
forward sales contracts
Primary market drivers include:
Spark spread for uncontracted gas-fired combined
cycle and peaking units, and ancillary services
Fuel price risk generally passed through on
hedges and tolling agreements or purchased as
needed at index-related prices
In-market availability assumed to be 90%
$0
$25
$50
$75
$100
J F M A M J J A S O N D
$0
$25
$50
$75
$100
J F M A M J J A S O N D
NP-15
Palo Verde
2006A/F:  $61.70
2007F:  $75.13
2006A/F:  $57.82
2007F:  $68.88
($/MWh) 2006 Actual/Forward as of 11/01/06 (1) 2007 Forward as of 11/01/06 (2)
$0
$35
$70
$105
J F M A M J J A S O N D
ERCOT
2006A/F:  $63.15
2007F:  $75.47
(1) Pricing as of 11/01/06.  Prices reflect actual day ahead on-peak settlement prices for Jan.-Oct. and quoted forward on-peak monthly prices for Nov.-Dec. 2006.
(2) Pricing as of 11/01/06, which was the basis for estimates as presented 12/13/06. Prices reflect quoted forward on-peak monthly prices for 2007.

2007 CASH FLOW ESTIMATES: GAAP BASIS
2007 CASH FLOW ESTIMATES: GAAP BASIS
Development capex related to Plum Point of $155 MM expected to be funded from Plum Point’s restricted cash
Net proceeds from asset sales and acquisition includes $200 MM from potential generation asset sales, offset by $100 MM cash paid to LS Power and $45 MM expected transaction costs
Other OCF includes all interest payments, including Sithe interest previously recorded in GEN, as well as Plum Point cash interest of $30 MM funded from Plum Point’s restricted cash
Note:  2007 estimates are presented on a GAAP basis, are based on quoted forward commodity price curves as of 11/01/06 and assume closing of the LS Power transaction at end 1Q 2007.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Asset sale proceeds in the range of $200-500 MM are expected from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets.  Divestitures could result in impairment charges and could reduce 2007 and forward EBITDA or free cash flow.
Based on Price Curves as of November 1, 2006
($ in millions) GEN OTHER 2007 Total
GAAP OCF $ 1,170-1,260 $ (570-560) $ 600-700
GAAP ICF
Capex - Maintenance (155) (15) (170)
Capex - Consent Decree (90) - (90)
Capex - Plum Point Development (155) - (155)
Investment in Development Portfolio - (10) (10)
Proceeds from Asset Sales and Acquisition Costs, Net
(1)
200 (145) 55
Change in Restricted Cash 155 30 185
Free Cash Flow $ 415-515
Add Back: Acquisition Costs 145
Less: Proceeds from Asset Sales
(1)
(200)
Free Cash Flow - Core Business $ 360-460

2007 EARNINGS ESTIMATES: GAAP BASIS
2007 EARNINGS ESTIMATES: GAAP BASIS
Based on Price Curves as of November 1, 2006
($ in millions)       Midwest     West     Northeast       Total GEN         OTHER 2007 Total
EBITDA Estimates $ 745-795 $ 215-235 $ 175-205 $ 1,135-1,235 $ (115-105) $ 1,020-1,130
Depreciation (180)               (45)                 (40)                 (265)                  (15)                 (280)
Interest (435)
Tax Expense (115-160)
Net Income Applicable to Common Shareholders - GAAP $ 190-255
Earnings Per Share
(1)
$ 0.25-0.34
Note:  2007 estimates are presented on a GAAP basis, are based on quoted forward commodity price curves as of 11/01/06 and assume closing of the LS Power transaction at end 1Q 2007, excluding purchase accounting adjustments.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items.  Reduced 2007 and forward EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Divestitures could result in impairment charges.
(1) Calculated based on 755 MM weighted-average shares outstanding.
Other includes G&A costs of approximately $160 MM, primarily offset by interest income
Interest expense of $435 MM includes approximately $30 MM for Plum Point
Estimates exclude purchase accounting adjustments to be recorded upon closing of LS
Power transaction
Earnings may be more volatile as many of the forward sales commitments associated with the LS Power portfolio are marked-to-market under GAAP, which may create variances between earnings and cash flows in certain periods

Expected 2007 Total EBITDA Ranges
Given $/MMBtu Cost of Natural Gas
2007 TOTAL EARNINGS SENSITIVITY
TO NATURAL GAS
2007 TOTAL EARNINGS SENSITIVITY
TO NATURAL GAS
Full-year 2007 average natural gas price
as of 11/01/06 = $8.05/MMBtu (Henry Hub)
+/- $1/MMBtu change in natural gas is
approximately equal to:
+/- ~4% change
(3)
in generation EBITDA
+/- ~$50 MM change in generation EBITDA
Note: EBITDA based on full-year estimates for existing Dynegy assets and 9 months of estimates for LS Power assets beginning 4/01/07.
(1) Pricing as of 11/01/06. Prices reflect actual day ahead settlement prices for Jan. – Oct. and quoted forward monthly prices for Nov. – Dec. 2006.
(2) Pricing as of 11/01/06, which was the basis for estimates as presented 12/13/06. Prices reflect quoted forward on-peak monthly prices for 2007.
(3) Percentage change calculated based on Generation EBITDA estimates of a range of $1,135-1,235 MM as presented 12/13/06.
(12-Month Average $/MMBtu)
$900
$1,000
$1,100
$1,200
$1,300
$6.00 Gas $8.00 Gas $10.00 Gas
$920
$1,030
$975
$1,020
$1,130
$1,120
$1,230
$1,175
$1,075
$0
$2
$4
$6
$8
$10
J F M A M J J A S O N D
2006A/F:  $6.79
2007F:  $8.05
($/MMBtu)
Natural Gas
2006 Actual/Forward as of 11/01/06 (1)
2007 Forward as of 11/01/06 (2)
-- OR --

Bruce Williamson Chairman & CEO Bruce Williamson Chairman & CEO

VALUE PROPOSITION
VALUE PROPOSITION
Unique platform positioned to deliver shareholder value
Near-Term
Near-Term
Value
Value
Medium-Term
Medium-Term
Value
Value
Long-Term
Long-Term
Value
Value
Accretion through increased
free cash flow
More predictability with
lower volatility
Greater fuel, dispatch
and geographic
diversity in key regions
Increased scale with
minimal incremental
costs
Experienced
development team
Scaleable platform
for future sector
consolidation
ENHANCED SCALE
ENHANCED SCALE
FUTURE GROWTH
FUTURE GROWTH
FINANCIAL STABILITY
FINANCIAL STABILITY

20 Appendix

Exelon
CALPINE
NRG
DYNEGY
TXU
Reliant Energy
MIRANT
FPL GROUP
Constellation Energy
DYNEGY
AES
EDISON

U.S. Unregulated Generation (Net MW)
A TOP TIER MERCHANT GENERATOR
A TOP TIER MERCHANT GENERATOR
Note: Excludes announced development programs and potential divestitures.
Increased scale and scope significantly enhances
competitive position of our power generation business
More sources of earnings
and value without
substantial cost increases
More sources of earnings
and value without
substantial cost increases
11,688
9,749
8,834
22,584
19,993
18,300
13,158
15,934
33,290
23,676
11,856
Pro Forma
14,161

NEW DYNEGY PORTFOLIO
NEW DYNEGY PORTFOLIO
Scale and scope in key regions
Primary Fuel Type
Nameplate Capacity (MW)
More than 900 MW
500 MW to 900 MW
150 MW to 500 MW
Less than 150 MW
LS Power - Operating
Coal
Gas
Gas/Oil
Wind
LS Power - Development
Dynegy Inc.
Midwest
9,495 MW
Northeast
3,809 MW
Transmission
Total
19,993 MW
West
6,689 MW
Note: Plum Point 1 currently under construction.  MW totals exclude development and repowerings.

DIVERSIFIED AND BALANCED PORTFOLIO
DIVERSIFIED AND BALANCED PORTFOLIO
Northeast
23.5%
Midwest
63.7%
West
12.8%
Northeast
12.9%
Midwest
24.6%
West
62.5%
Northeast
19.0%
Midwest
47.5%
West
33.5%
Intermediate
19.3%
Peaking
45.5%
Baseload
35.2%
Intermediate
25.8%
Peaking
41.8%
Baseload
32.4%
Peaking
36.5%
Baseload
28.3%
Intermediate
35.2%
Fuel
Diversity
Coal/Oil 21.0%
Dual Fuel 6.5%
Gas -
CCGT
33.2%
Gas -
Simple Cycle
39.3%
Portfolio diversified through geographic locations,
fuel and dispatch types
Dynegy LS Power Combined
Geographic
Diversity
Dispatch
Diversity

2007 COMMODITY PRICING ASSUMPTIONS
AS OF 11/01/06
2007 COMMODITY PRICING ASSUMPTIONS
AS OF 11/01/06
(1) Represents annual average.
(2) Excludes Lyondell in TX at 8,200 Btu/Net kWh.
2007E
(1)
Natural Gas - Henry Hub ($/MMBtu) 8.05 $
On-Peak Power ($/MWh)
NI Hub/ComEd 58.00 $
PJM 73.00 $
Cinergy 59.00 $
NY - Zone G 89.00 $
NE - Mass 86.00 $
ERCOT 75.00 $
NP-15 75.00 $
West - PV 69.00 $
Coal ($/MMBtu)
PRB Delivered to Baldwin 1.35 $
Colombian Delivered to Northeast 2.90 $
Fuel Oil #6 Delivered to Northeast ($/MMBtu) 8.85 $
Plant Heat Rates - Summertime (Btu/Net kWh)
Midwest & New York Coal 10,000-12,000
Intermediate (CA, NV, NY) 9,500-11,000
Combined Cycle (AZ, CA, CT, IL, ME, NY, PA)
(2)
7,000-7,500
Midwest & Southeast Peakers 9,500-12,000
Ontelaunee
Moss Landing, Oakland
Arlington Valley, Griffith
Midwest Peakers
Roseton, Danskammer
Lyondell
Bridgeport, Casco Bay
Applicable Facilities
Midwest Coal and Kendall

2007 GENERAL ASSUMPTIONS
2007 GENERAL ASSUMPTIONS
LS Power combination assumed to close end 1Q 2007
LS Power combination consideration includes:
340 MM shares of new Class B common stock issued to LS Power; pro forma shares outstanding will be approximately 840 MM
$275 MM junior subordinated note issued to LS Power with intent to repay in 2007
$100 MM cash paid to LS Power
$45 MM anticipated transaction costs
LS Power combination liquidity sources:
$100 MM cash on hand
Revolver capacity expected to be increased
$200 MM in proceeds expected from asset sales
(1)
Dynegy not expected to be a cash taxpayer through 2010
Effective tax rate of 38%, substantially absorbed by ~$750 MM NOL carryforwards
(2)
and ~$250 MM AMT
credits
(2)
(1) Asset sale proceeds in a range of $200-500 MM are expected from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Additional divestitures could result in impairment charges and could reduce 2007 and forward EBITDA or free cash flow.
(2) Estimated balance as of 12/31/06.

2007 CAPITAL PLAN
2007 CAPITAL PLAN
Capital expenditures of approximately $415 MM includes:
$155 MM for generation maintenance, including approximately $20 MM for ongoing environmental requirements;
$90 MM for Midwest fleet Consent Decree;
$15 MM of other capex, primarily related to IT spending; and
$155 MM for construction of Plum Point expected to be funded with restricted cash under the Plum Point credit facility
Midwest Northeast West Other TOTAL
Maintenance
(1)
165 $        100 $        80 $          40 $          35 $          15 $          170 $
Consent Decree
(2)
20             35             90             -            -            -            90
Development 10             10             155           -            -            -            155
Total 195 $        145 $        325 $        40 $          35 $          15 $          415 $
2005A 2006E
2007E
(1)  Includes ongoing environmental expenditures.
(2)  Amounts presented are based on assumptions as of November 2006 and are intended solely as estimates for future capital expenditures related to the Consent Decree; actual amounts may vary materially from these estimates, which may not be updated to reflect future changes.
2005 2006 2007 2008 2009 2010 2011 2012 TOTAL
Consent Decree
(2)
20 $         35 $         90 $         125 $       150 $       140 $       85 $         30 $       675 $

FINANCIAL CONTRACTS SUBJECT TO
MARK-TO-MARKET
FINANCIAL CONTRACTS SUBJECT TO
MARK-TO-MARKET
Changes in value of financial contracts that do not qualify as financial hedges under GAAP requirements will be included in MtM earnings
2007 earnings may be affected by MtM income or losses arising from commodity price changes, and may be more volatile than cash flows
Facility Region MWs Contract Length
Moss Landing 1&2 West 753 September 2010
Arlington Valley West 248 September 2008
Griffith West 236 September 2008
Griffith West 150 December 2007
Casco Bay Northeast 468 December 2010
Ontelaunee Midwest 500 December 2008

DYNEGY

		✓	✓	✓	✓	✓	✓		✓	✓
		✓	✓			✓		✓		✓
		✓	✓	✓	✓	✓	✓	✓	✓	✓
		✓	✓	✓		✓				
		✓				✓				
		✓	✓	✓						
		✓								
		✓	✓	✓						
		✓

GREENFIELD DEVELOPMENT
GREENFIELD DEVELOPMENT
More than 7,600 MW in various stages of power generation development
Sandy
Creek Long Leaf
White Pine/
Egan Elk Run
Plum Point
Unit 2 High Plains Five Forks
West
Deptford West Texas
Texas Georgia Nevada Iowa Arkansas Colorado Virginia New Jersey Texas
Coal/800 Coal/1,200
Coal/Wind
1,600/200
Coal/750 Coal/665 Coal/600 Coal/800 Coal/500
Natural
Gas/500
Application Filed
Permit Issued
Application Filed
Permit Issued
Application Filed
Permit Issued
Location
Solid
Waste
Permit
Water
Discharge
Permit
Air
Permit
Water Supply Secured/Available
Fuel/MW
Site Secured
Zoning Approved/Not Required
N/A
N/A
Note: Sandy Creek air permit appeal hearing scheduled for 1Q 2007.
Draft
Draft

DYNEGY STAND-ALONE 2007 ESTIMATES:
GAAP BASIS
DYNEGY STAND-ALONE 2007 ESTIMATES:
GAAP BASIS
Dynegy stand-alone expected to have positive net income and free cash flow in 2007
EBITDA includes G&A expenses of approximately $140 MM
Note:  2007 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of 11/01/06.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Asset sale proceeds in a range of $200-500 MM are expected from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets.
Divestitures could result in impairment charges and could reduce 2007 and forward EBITDA or free cash flow.
Based on Price Curves as of November 1, 2006
($ in millions) 2007 Total ($ in millions) 2007 Total
EBITDA Estimates $ 770-830 GAAP OCF $ 410-460
Depreciation (230) GAAP ICF
Interest (275) Capex - Maintenance (140)
Tax Expense (100-125) Capex - Consent Decree (90)
Proceeds from Asset Sales
(1)
200
Net Income Applicable to Common Shareholders - GAAP $ 165-200 Free Cash Flow $ 380-430
Less: Proceeds from Asset Sales
(1)
(200)
Free Cash Flow - Core Business $ 180-230

GENERATION ASSET LIST
GENERATION ASSET LIST
Net Primary Dispatch NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type Region
MIDWEST
Baldwin Baldwin, IL 1,800 Coal Baseload MISO
Havana
Units 1-5 Havana, IL 228 Oil Peaking MISO
Unit 6 Havana, IL 441 Coal Baseload MISO
Hennepin Hennepin, IL 293 Coal Baseload MISO
Oglesby Oglesby, IL 63 Gas Peaking MISO
Stallings Stallings, IL 89 Gas Peaking MISO
Tilton Tilton, IL 188 Gas Peaking MISO
Vermilion
Units 1-2 Oakwood, IL 164 Coal/Gas Baseload MISO
Unit 3 Oakwood, IL 12 Oil Peaking MISO
Wood River
Units 1-3 Alton, IL 119 Gas Peaking MISO
Units 4-5 Alton, IL 446 Coal Baseload MISO
Kendall Minooka, IL 1,200 Gas - CCGT Intermediate PJM
Ontelaunee Ontelaunee Township, PA 580 Gas - CCGT Intermediate PJM
Rocky Road
(3)
East Dundee, IL 330 Gas Peaking PJM
Riverside/Foothills Louisa, KY 960 Gas Peaking PJM
Rolling Hills Wilkesville, OH 965 Gas Peaking PJM
Renaissance Carson City, MI 776 Gas Peaking MISO
Plum Point
(4)
Osceola, AR 265 Coal Baseload SERC
Bluegrass Oldham County, KY 576 Gas Peaking SERC
Midwest Combined 9,495
NORTHEAST
Independence Scriba, NY 1,064 Gas - CCGT Intermediate NYISO
Roseton
(5)
Newburgh, NY 1,185 Gas/Oil Intermediate NYISO
Bridgeport Bridgeport, CT 527 Gas - CCGT Baseload ISO-NE
Casco Bay Veazie, ME 540 Gas - CCGT Baseload ISO-NE
Danskammer
Units 1-2 Newburgh, NY 123 Gas/Oil Peaking NYISO
Units 3-4
(5)
Newburgh, NY 370 Coal/Gas/Oil Baseload NYISO
Northeast Combined 3,809

GENERATION ASSET LIST (CONT.)
GENERATION ASSET LIST (CONT.)
Net Primary Dispatch NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type Region
WEST
Moss Landing
Units 1-2 Monterrey County, CA 1,020 Gas - CCGT Baseload CAISO
Units 6-7 Monterrey County, CA 1,509 Gas Peaking CAISO
Morro Bay
(6)
Morro Bay, CA 650 Gas Peaking CAISO
South Bay Chula Vista, CA 706 Gas Peaking CAISO
Oakland Oakland, CA 165 Oil Peaking CAISO
Arlington Valley Arlington, AZ 585 Gas - CCGT Intermediate WECC
Griffith Golden Valley, AZ 558 Gas - CCGT Intermediate WECC
Calcasieu Sulphur, LA 351 Gas Peaking SERC
Heard County Heard County, GA 539 Gas Peaking SERC
Black Mountain
(7)
Las Vegas, NV 43 Gas Baseload WECC
Cogen Lyondell Houston, TX 563 Gas - CCGT Baseload ERCOT
West Combined 6,689
TOTAL DYNEGY GENERATION 19,993
(7) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron, our significant shareholder.
(1) DYN owns 100% of each unit listed except as otherwise indicated.  For each unit in which DYN owns less than a
100% interest, the Total Net Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.
(2) Unit capabilities are based on winter capacity.
(5) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the
Danskammer facility in 2001.  Cash lease payments extend until 2029 and include $108 MM in 2007, $144 MM in 2008,
$141 MM in 2009, $95 MM in 2010 and $112 MM in 2011.  GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.
(4) Under construction.  Represents net 40% ownership and is a 100% contracted asset.
(3) Excludes 28 MW for Unit 3, which is not available during cold weather due to winterization requirements.
(6) Represents operating capacity of units 3 and 4.  Units 1 and 2, with a combined net generating capacity of 352
MW, are currently in layup status and out of operation.
Note: Excludes potential divestitures.